FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Provision for expected credit losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 39.7	$ 58.6
Changes in expected credit losses charged to income	49.9	49.5
Write-off	(46.7)	(68.4)
Balance at end of year	$ 42.9	$ 39.7